SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of report (Date of earliest event reported)           November 3, 1999


                                 Medtronic, Inc.
             (Exact Name of Registrant as Specified in Its Charter)


                                    Minnesota
                 (State of Other Jurisdiction of Incorporation)


           1-7707                                               41-0793183
    (Commission File Number)                (I.R.S. Employer Identification No.)


          7000 Central Avenue Northeast
          Minneapolis, Minnesota                                       55432
    (Address of Principal Executive Offices)                         (Zip Code)


                                 (612) 514-4000
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 5   Other Events.

         On November 3, 1999, Medtronic, Inc. issued a press release announcing calculation of the conversion ratio for its proposed merger with Xomed Surgical Products, Inc. A copy of the press release is filed as Exhibit 99 to this Form 8-K.


Item 7.  Financial Statements and Exhibits

         (a)      Financial Statements of Businesses Acquired:

                  Not Applicable.

         (b)      Pro Forma Financial Information:

                  Not Applicable.

         (c)      Exhibits:

                  See Exhibit Index on page following Signatures.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MEDTRONIC, INC.


Date:  November 3, 1999                  By      /s/ Robert L. Ryan
                                             Robert L. Ryan,
                                             Senior Vice President and Chief
                                             Financial Officer

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                  EXHIBIT INDEX

                                       to

                                    FORM 8-K


                                 MEDTRONIC, INC.




Exhibit Number    Exhibit Description

     99           Press release dated November 3, 1999.